SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported) May 14, 1998

                            U.S. Wireless Data, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)


   Colorado                        0-22848                       84-1178691
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(State or other                 (Commission                   (I.R.S. Employer
jurisdiction                     File Number)                Identification No.)
of incorporation)


           2200 Powell Street, Suite 450, Emeryville, California       94608
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               (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (510) 596-2025
                                                    -------------


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         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

         On May 14, 1998, U.S. Wireless Data, Inc. (the "Company") filed a Registration Statement on Form SB-2 with the United States Securities and Exchange Commission (SEC File No. 333-52625) to register a total of 7,324,106 shares of Common Stock (the "Shares"). The Shares are being registered and will be offered for sale by certain holders of the Company's securities (the "Selling Security Holders"). None of the Shares are being sold by the Company and the Company will not receive any proceeds from sales of the Shares.

         The Shares being registered on behalf of the Selling Security Holders are described in detail in the Registration Statement on Form SB-2, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K. The disclosure contained in the Registration Statement is incorporated by reference in this Report.

Item 7.  Financial Statement and Exhibits.

The following Exhibits are filed as part of this report:

Exhibit
Number    Description of Exhibit
------    ----------------------

99.1 Registration Statement on Form SB-2 (SEC File No. 333-52625), including Exhibits thereto.


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

Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      U.S. Wireless Data, Inc.
                                                     (Registrant)


         May 19, 1998               By     /s/ Evon A. Kelly
       ---------------                     --------------------
         (Date)                                (Signature)
                                               Evon A. Kelly,
                                               Chief Executive Office




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